UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): November 5, 2003


                           THE NAVIGATORS GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

              0-15886                                    13-3138397
       (Commission File Number)                       (I.R.S. Employer
                                                     Identification Number)

                      One Penn Plaza
                    New York, New York                       10119
         (Address of Principal Executive Offices)          (Zip Code)

                                 (212) 244-2333
              (Registrant's Telephone Number, Including Area Code)




          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  Regulation FD Disclosure
ITEM 12. Results of Operations and Financial Condition

     The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Results of Operations and Financial Condition." This information shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On November 5, 2003, The Navigators Group, Inc. issued a press release announcing its earnings for the third quarter of 2003. This press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                    THE NAVIGATORS GROUP, INC.


                                      By: /S/ Bradley D. Wiley
                                         ---------------------------------------
                                          Name:  Bradley D. Wiley
                                          Title: Senior Vice President, Chief
                                                 Financial Officer and Secretary






Dated: November 11, 2003

                                INDEX TO EXHIBITS

Number   Description
-----    -----------

99.1     Press Release issued by The Navigators Group, Inc. on November 5, 2003.